December 2019

Cohu Investor Presentation

Cohu

Cautionary Statement Regarding Forward Looking Statements

Use of Non-GAAP Financial Information:

Included in this presentation are non-GAAP financial measures, including non-GAAP Gross Margin, Income and Income (adjusted earnings) per share, Adjusted EBITDA, and Operating Expense that supplement the Company's Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for: share-based compensation, the amortization of acquired intangible assets including favorable/unfavorable lease adjustments, restructuring costs, manufacturing and sales transition and severance costs, acquisition-related costs and associated professional fees, fair value adjustment to contingent consideration, reduction of indemnification receivable, depreciation of purchase accounting adjustments to property, plant and equipment and purchase accounting inventory step-up included in cost of sales. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company's operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate Cohu's financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Forward Looking Statements:

Certain statements contained in this presentation may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding integration and cost synergy savings, timing and targets; design-wins; 5G demand and Q4 orders; sales increase for mobile 5G RF device test in 2020; China mobility business growth and opportunity in 2019/2020; Auto and Industrial recovery in 2020; growing with broader product portfolio; end-market growth rates; incremental growth opportunities; est. of incremental revenue falling to Op. Inc; semiconductor market conditions in 2019 and 2020; Cohu's fourth quarter 2019 sales forecast, guidance, non-GAAP operating expenses, gross margin, adjusted EBITDA and effective tax rate, and cash and outstanding shares; business model for FY'20 and mid-term model; and any other statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend," and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: risks associated with acquisitions; inventory, goodwill and other asset write-downs; our ability to convert new products into production on a timely basis and to support product development and meet customer delivery and acceptance requirements for new products; our reliance on third-party contract manufacturers and suppliers; failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; revenue recognition impacts due to ASC 606; market demand and adoption of our new products; customer orders may be canceled or delayed; the concentration of our revenues from a limited number of customers; intense competition in the semiconductor equipment industry; our reliance on patents and intellectual property; compliance with U.S. export regulations; impacts from the Tax Cuts and Jobs Act of 2017 and ongoing tax examinations; geopolitical issues, trade wars and Huawei export restrictions; ERP system implementation issues; the seasonal, volatile and unpredictable nature of capital expenditures by semiconductor manufacturers and the late 2018 and 2019 significantly weakened demand in this market; ongoing weakness in Greater China market; rapid technological change; and significant risks associated with the Xcerra acquisition including but not limited to (i) the ability of Cohu and Xcerra to integrate their businesses successfully and to achieve anticipated synergies and cost savings, (ii) the possibility that other anticipated benefits of the acquisition will not be realized, (iii) litigation relating to the acquisition that still could be instituted against Cohu and/or Xcerra, (iv) the possibility that restructuring charges will significantly exceed estimates, (v) the ability of Cohu or Xcerra to retain, attract and hire key personnel, (vi) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the acquisition, (vii) potential disruptions, expenses and lost revenue associated with the transition to direct sales in China and Taiwan; (viii) the discovery of liabilities, product return issues or deficiencies associated with Xcerra that were not identified in advance, (ix) potential failures to maintain adequate internal controls over financial reporting given the significant increase in size, number of employees, global operations and complexity of Cohu's business, (x) mandatory ongoing impairment evaluation of goodwill and other intangibles whereby Cohu could be required to write off some or all of this goodwill and other intangibles, (xi) the adverse impact to Cohu's operating results and potential inability to pay cash dividends due to interest expense on the financing debt, rising interest rates, and any restrictions on operations related to such debt, and (xii) continued availability of capital and financing and rating agency downgrade actions, and limited market access given our high debt levels. These and other risks and uncertainties are discussed more fully in Cohu's filings with the SEC, including the most recently filed Form 10-K and Form 10-Q, and the other filings made by Cohu with the SEC from time to time, which are available via the SEC's website at www.sec.gov. Except as required by applicable law, Cohu does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Global Technology and Market Leader

…in Semiconductor and PCB Test and Inspection Markets

We create leading-edge solutions for back-end semiconductor equipment and services, and printed circuit board test

Company
NASDAQ
COHU

TTM Revenue[1]
$612M



2016-19 CAGR[2]
~27%


Systems
Recurring

[1] Twelve months ending September 28, 2019
[2] 2019 sales reflects actual results Q1'19 – Q3'19 plus mid-point of Q4'19 sales guidance from the November 4, 2019 earnings call

Value-Add Test & Inspection to Semiconductor Manufacturing

Wafer	Wafer Processing	Cohu Wafer Test	Assembly Process	Cohu Test & Inspection
 Ingot Wafer	 Light Reticle Lens Wafer			
Starting as a pure silicon ingot, wafers are manufactured as ultra-high purity monocrystalline silicon wafers	Circuit patterns are then printed onto wafers and a fine electronic circuit is formed by injecting ions	Each chip formed on the wafer is then tested for it's electrical properties and basic functionality	Die are saw cut from the wafer, assembled onto substrates where final package configuration is completed	Completed packages are then rigorously tested and inspected for reliability and performance through final test equipment simulating end applications and conditions
				

Semiconductor manufacturing process from wafer production to test and inspection

Cohu

~$5 Billion[1] Market Provides Opportunity for Expansion

Semiconductor Test & Inspection				PCB Test
Test Handlers	Inspection	Test Interface	Semi Test	Bare Board Test

Test Handlers



$0.9B

#1

Inspection



$0.5B

#5

Thermal and Vision Inspection technologies enabling higher yield

Test Interface



$0.7B

#1

Semi Test



$2.7B[2]

#3

High fidelity measurement instruments
Compact, low power systems → Scalability

Bare Board Test



$0.2B

#2

High-speed, precision measurement

(1) Company est. 2018 market size, expect total market for 2019 to decline 20-25%
(2) Excludes Memory

Cohu

Update and Market Conditions

- 5G-driven orders accelerating in late Q4

- 5G driving increase in RF test cell utilization; Mobility expected to lead sales growth in 2020
- 2019 growth in China mobility business and new opportunities for 2020 despite trade tensions
- Strength in Data Center, Cloud & AI segments
- Automotive & Industrial segments stabilized at lower level than previous cycle; projecting slow 2020 recovery driven by ADAS and EV



Sales Growth
Millions
$600
$400
$200
$0
CAGR ~27%
2016
2017
2018
e. 2019(1)

- Broader product portfolio
- Delivering test cell solutions for next generation RF test
- Completing integration of Xcerra with ~$40 million annual run-rate cost synergies

(1) Reflects actual results Q1'19 – Q3'19 plus mid-point of Q4'19 sales guidance from the November 4, 2019 earnings call

Driving Growth in Select End-Markets

Applications

- Auto ADAS & Electrification
- Industrial Automation
- Sensing & Power
- Data Processing & Storage
- Data Generation & Display
- Communications & Networking

49% Semiconductor Content Growth[1] in Autos by 2022

92% RF Content Growth[2] in 5G-enabled Smartphones

142% Growth in Global Data[3] (Created, Transmitted, Stored) by 2022

Cohu End-Markets



Mobility 25%
Automotive 24%
Consumer 17%
PCB Test 12%
Cloud, AI 11%
Ind. 8%
3% IoT / IoV & Optoelectronics

(Year-to-Date through Q3 2019)

(1) Gartner report, 2019
(2) Skyworks - JP Morgan Tech Forum at 2018 International CES, L. Griffen
(3) The Digitization of the World; IDC, November 2018

Cohu

5G & Autonomous Applications Fueling Semi Demand

Growing demand for **wireless communication** and **instantaneous data transfer** linking the real to the digital world



More Capacity
Gigabytes in a second
3D video, UHD screens
Smart Home/Building
Work and play in the cloud
Augmented reality
Voice
Industry automation
Source: InterDigital
5G is Now, 2018
Smart City
Mission critical application, e.g. e-health
Self Driving Car
Higher Connectivity
Mission Critical

Emerging need for **energy efficient autonomous vehicles, industrial robotics** and more, creating a flood of data

LØ	L1	L2	L3	L4	L5
No Automation	Driver Assistance	Partial Automation	Conditional Automation	High Automation	Full Automation



RADAR
~10-100 KB
PER SECOND
SONAR
~10-100 KB
PER SECOND
GPS
~50KB
PER SECOND
CAMERAS
~20-40 MB
PER SECOND
AUTONOMOUS VEHICLES
4,000 GB
PER DAY... EACH DAY
LIDAR
~10-70 MB
PER SECOND

Cohu

Cohu Delivers Higher Yield Faster

One-stop-shop with leading edge solutions reduces integration risk and accelerates "time to yield"

Incremental Growth Opportunities

~$160M/year

higher contactor attachment rates

~$200M/year

target system growth in select end-markets

Time to Yield







Semi Test



Test Interface (contactors)



Test Handler

Financial Profile

October 2019

Cohu

Recurring Provides a Strong Foundation

Recurring revenue is **higher margin** and **less susceptible** to seasonal and cyclical trends

Revenue Distribution


PCB Test
Test Interface
Semi Test
Test & Inspection Handlers

TTM Allocation[1]


Systems
Recurring

[1] Twelve months ending September 28, 2019

Cohu

Business Model Delivers Strong Leverage

	Business Model for FY20				Mid-Term Target
Quarterly Sales	$150M	$170M	$190M	$210M	**$235M**
Gross Margin(1)	43%	44%	45%	46%	**48%**
Operating Expenses(1)	$52M	$54M	$57M	$59M	**~$64M**
Adjusted EBITDA(1)	12%	15%	17%	20%	**22%**
Non-GAAP EPS(1)	$0.16	$0.30	$0.45	$0.60	**$0.75**

- Delivering ~$40M of annual run-rate cost synergies ahead of plan, starting in Q1'20
- Approximately 40% of revenue increase falls through to operating income
- Assumes 22% income tax rate and 41.7 million shares outstanding
- Mid-Term Target is 3 - 5 years

(1) Non-GAAP:
The "Model for FY20" and "Mid-Term Target" assumptions exclude estimated charges related to stock based compensation, amortization of purchased intangibles, restructuring costs, acquisition-related costs, manufacturing transition/severance costs, inventory step-up costs or other non-operational or unusual items which we are not able to predict at this time without unreasonable efforts due to their inherent uncertainty. As a result, we are unable to provide, at this time, a GAAP to non-GAAP reconciliation of any forward-looking figures.

Q4'19 Outlook

	Q3'19 Actual	Q4'19 Guidance
Sales	$143.5M	$134 - $144M
Gross Margin(1)	42.3%	41% -43%
Operating Expenses(1)	$49.5M	~ $50M
Adjusted EBITDA(1)	11.2%	8% (mid-point of guidance)

Operating Expenses with fcst. Q4'19 realized synergies of ~$9M ($36M / year)

Fully diluted shares outstanding estimated at 41.7M

(1) See Appendix for Q3'19 GAAP to non-GAAP reconciliations. The Q4'19 guidance for non-GAAP Gross Margin, Operating Expenses and Adjusted EBITDA exclude estimated pre-tax charges related to stock based compensation of $0.2M (CoS) and $2.9M (Opex), and amortization of purchased intangibles of $10.3M (Opex). Also, these figures do not reflect restructuring costs, acquisition-related costs, other manufacturing transition/severance costs, inventory step-up costs or other non-operational or unusual items which we are not able to predict at this time without unreasonable efforts due to their inherent uncertainty. As a result, we are unable to provide, at this time, a GAAP to non-GAAP reconciliation of any forward-looking figures.

Balance Sheet

[$Million]	Q2'19	Q3'19
Cash and Investments	$144	$146
Accounts Receivable	$134	$126
Total Debt	$356	$359
Capital Additions	$4.0	$5.0
Cash Flow From Operations	$(9.5)	$8.2

Appendix

GAAP to Non-GAAP Reconciliation

Earnings Reconciliation	3 Months Ending Jun 29, 2019	Diluted EPS	3 Months Ending Sep 28, 2019	Diluted EPS
Income From Continuing Operations - GAAP	$ (19,383)	$ (0.47)	$ (10,480)	$ (0.25)
Share Based Compensation	3,662	0.09	3,506	0.08
Amortization of Purchased Intangible Assets	9,987	0.24	9,969	0.24
Manufacturing Transition and Severance Costs	1,148	0.03	568	0.01
Restructuring Costs related to inventory in COS	(1,259)	(0.03)	1,114	0.03
Restructuring Costs	8,545	0.21	814	0.02
PP&E step-up included in COS and SG&A	1,257	0.03	1,257	0.03
Other Acquisition Costs	180	0.00	0	0.00
Tax Effect of Non-GAAP Adjustments	(3,348)	(0.08)	(1,836)	(0.04)
Income From Continuing Operations - Non-GAAP	$789	$0.02	$4,912	$0.12
Weighted Average Shares - GAAP	Diluted	41,125	Diluted	41,229
Weighted Average Shares - Non-GAAP	Diluted	41,534	Diluted	41,587

Adjusted EBITDA Reconciliation	3 Months Ending Jun 29, 2019	% of Net Sales	3 Months Ending Sep 28, 2019	% of Net Sales
Income From Continuing Operations - Non-GAAP	$789	0.5%	$4,912	3.4%
Net loss attributable to noncontrolling interest	36	0.0%	(142)	-0.1%
Income Tax Provision	(916)	-0.6%	1,277	0.9%
Interest and Other, Net	5,091	3.4%	4,810	3.4%
Depreciation	5,102	3.4%	5,231	3.6%
PP&E step-up included in COS & SG&A	(1,667)	-1.1%	(1,803)	-1.3%
Tax Effect of Non-GAAP Adjustments	3,348	2.2%	1,836	1.3%
Adjusted EBITDA - Non-GAAP Attributable to Cohu	$11,783	7.9%	$16,121	11.2%

Cohu

GAAP to Non-GAAP Reconciliation

Gross Profit Reconciliation	3 Months Ending Jun 29, 2019	% of Net Sales	3 Months Ending Sep 28, 2019	% of Net Sales
Net Sales	$ 150,011		$ 143,498	
Gross Profit - GAAP	62,406	41.6%	58,933	41.1%
Share Based Compensation	208	0.1%	212	0.1%
Manufacturing Transition and Severance Costs	560	0.4%	416	0.3%
Restructuring Costs related to inventory in COS	(1,259)	-0.8%	1,114	0.8%
Gross Profit - Non-GAAP	$61,915	41.3%	$60,675	42.3%

Operating Expense Reconciliation	3 Months Ending Jun 29, 2019	% of Net Sales	3 Months Ending Sep 28, 2019	% of Net Sales
Operating Expense - GAAP	$ 77,068	51.4%	$ 64,956	45.3%
Share Based Compensation	(3,454)	-2.3%	(3,294)	-2.3%
Amortization of Purchased Intangible Assets	(9,987)	-6.7%	(9,969)	-6.9%
Manufacturing Transition and Severance Costs	(588)	-0.4%	(152)	-0.1%
Restructuring Costs	(8,545)	-5.7%	(814)	-0.6%
PP&E step-up included in SG&A	(1,257)	-0.8%	(1,257)	-0.9%
Other Acquisition Costs	(180)	-0.1%	0	0.0%
Operating Expense - Non-GAAP	$53,057	35.4%	$49,470	34.5%

Operating Income Reconciliation	3 Months Ending Jun 29, 2019	% of Net Sales	3 Months Ending Sep 28, 2019	% of Net Sales
Loss From Operations - GAAP basis	$ (14,662)	-9.8%	$ (6,023)	-4.2%
Share Based Compensation	3,662	2.4%	3,506	2.4%
Amortization of Purchased Intangible Assets	9,987	6.7%	9,969	6.9%
Manufacturing Transition and Severance Costs	1,148	0.8%	568	0.4%
Restructuring Costs related to inventory in COS	(1,259)	-0.8%	1,114	0.8%
Restructuring Costs	8,545	5.7%	814	0.6%
PP&E step-up included in COS and SG&A	1,257	0.8%	1,257	0.9%
Other Acquisition Costs	180	0.1%	0	0.0%
Income From Operations - Non-GAAP	$ 8,858	5.9%	$ 11,205	7.8%

Cohu